Investments	12 Months Ended
Dec. 31, 2015
Investments, Debt and Equity Securities [Abstract]
Investments

Note 10 Investments

We have an ownership interest in two entities that met the criteria of a VIE, Horizons Satellite Holdings, LLC (“Horizons Holdings”) and our new joint venture, Horizons-3 Satellite Holdings, LLC. Horizons Holdings is discussed in further detail below, including our analyses of the primary beneficiary determination as required under FASB ASC Topic 810, Consolidation (“FASB ASC 810”). Horizons Satellite-3 Satellite LLC is discussed in further detail below. On June 24, 2015, we purchased a minority share investment in WorldVu Satellite Limited (“OneWeb”) discussed further below.

(a) Horizons Holdings

Our first joint venture with JSAT is named Horizons Satellite Holdings, LLC, and consists of two investments: Horizons-1 Satellite LLC (“Horizons-1”) and Horizons-2 Satellite LLC (“Horizons-2”). Horizons Holdings borrowed from JSAT a portion of the funds necessary to finance the construction of the Horizons-2 satellite pursuant to a loan agreement (the “Horizons 2 Loan Agreement”). We provide certain services to the joint venture and utilize capacity from the joint venture.

We have determined that this joint venture meets the criteria of a VIE under FASB ASC 810, and we have concluded that we are the primary beneficiary because decisions relating to any future relocation of the Horizons-2 satellite, the most significant asset of the joint venture, are effectively controlled by us. In accordance with FASB ASC 810, as the primary beneficiary, we consolidate Horizons Holdings within our consolidated financial statements. Total assets and liabilities of Horizons Holdings were $67.5 million and $0.1 million as of December 31, 2014, respectively, and $58.7 million and $0.3 million as of December 31, 2015, respectively.

We have a revenue sharing agreement with JSAT related to services sold on the Horizons-1 and Horizons-2 satellites. We are responsible for billing and collection for such services, and we remit 50% of the revenue, less applicable fees and commissions, to JSAT. Amounts payable to JSAT related to the revenue sharing agreement, net of applicable fees and commissions, from the Horizons-1 and Horizons-2 satellites were $5.7 million and $6.6 million as of December 31, 2014 and 2015, respectively.

Under the Horizons Holdings joint venture agreement, which was amended on September 30, 2011, we also agreed to guarantee to JSAT certain minimum levels of annual gross revenues for a three-year period beginning in early 2012. In connection with the guarantee, we paid a total of $13.9 million, net of fees and commissions.

(b) Horizons-3 Satellite LLC

On November 4, 2015, we entered into a new joint venture agreement with JSAT. The joint venture, named Horizons-3 Satellite LLC (“Horizons 3”), was formed for the purpose of developing, launching, managing, operating and owning a high performance satellite to be located at the 169ºE orbital location.

Horizons 3, which is 50% owned by each of Intelsat and JSAT, was set up with a joint share of management authority and equal rights to profits and revenues from the joint venture. Similar to Horizons Holdings, we have a revenue sharing agreement with JSAT related to services sold on the Horizons 3 satellite. In addition, we are responsible for billing and collection for such services, and we remit 50% of the revenue, less applicable fees and commissions, to JSAT.

We have determined that this joint venture meets the criteria of a VIE under FASB ASC 810, and we have concluded that we are not the primary beneficiary, and therefore, do not consolidate Horizons 3. The assessment considered both quantitative and qualitative factors, including an analysis of voting power and other means of control of the joint venture as well as each owner’s exposure to risk of loss or gain. Because we and JSAT equally share control over the operations of the joint venture and also equally share exposure to risk of losses or gains, we concluded that we are not the primary beneficiary of Horizons 3. Our investment is accounted for using the equity method of accounting and the investment balance of $19.1 million was included within other assets in our consolidated balance sheets as of December 31, 2015.

In connection with our investment in Horizons 3, we entered into a capital contribution and subscription agreement, which requires us to fund our 50% share of the amounts due in order to maintain our respective 50% interest in the joint venture. Pursuant to this agreement, we made contributions of $19.1 million during the year ended December 31, 2015. In addition, our indirect subsidiary that holds our investment in Horizons 3 has entered into a security and pledge agreement with Horizons 3, pursuant to which it has granted a security interest in its membership interests in Horizons 3. Further, our indirect subsidiary has granted a security interest to Horizons 3 in its customer capacity service contracts and its ownership interest in its wholly-owned subsidiary that will hold the U.S. Federal Communications Commission license required for the joint venture’s operations.

(c) OneWeb

On June 24, 2015, we entered into an agreement with OneWeb, a venture planning to build, deploy and operate a low earth orbit (“LEO”) Ku-band satellite constellation. As part of the alliance, we will partner with OneWeb to use its LEO platform, once established, to complement our geostationary orbit satellite services, resulting in what we expect will be the first and only fully global, pole-to-pole high throughput satellite system.

Pursuant to the agreement, we purchased a minority share investment in OneWeb for $25.0 million. We account for this investment under the cost method per FASB ASC Topic 325-20, Investments – Other – Cost Method Investments. As of December 31, 2015, our cost method investment had a carrying value of $25.0 million and was recorded in other assets in our consolidated balance sheets.

(d) Equity Attributable to Intelsat S.A. and Noncontrolling Interests

The following tables present changes in equity attributable to the Company and equity attributable to our noncontrolling interests, which is included in the equity section of our consolidated balance sheet (in thousands):

	Intelsat S.A. Shareholders’ Deficit	Noncontrolling Interest	Total Shareholders’ Deficit

Balance at January 1, 2014	$(975,353)	$40,686	$(934,667)
Net income	232,532	3,974	236,506
Dividends paid to noncontrolling interests	—	(8,744)	(8,744)
Acquisition of remaining interests in WP Com	2,215	(2,215)	—
Share-based compensation	26,389	—	26,389
Declaration of preferred stock dividend	(9,917)	—	(9,917)
Postretirement/pension liability adjustment	(52,002)	—	(52,002)
Other comprehensive income	(132)	—	(132)

Balance at December 31, 2014	$(776,268)	$33,701	$(742,567)

	Intelsat S.A. Shareholders’ Deficit	Noncontrolling Interest	Total Shareholders’ Deficit

Balance at January 1, 2015	$(776,268)	$33,701	$(742,567)
Net income (loss)	(3,923,387)	3,934	(3,919,453)
Dividends paid to noncontrolling interests	—	(8,423)	(8,423)
Share-based compensation	25,921	—	25,921
Declaration of preferred stock dividend	(9,919)	—	(9,919)
Postretirement/pension liability adjustment	34,449	—	34,449
Other comprehensive income	(361)	—	(361)

Balance at December 31, 2015	$(4,649,565)	$29,212	$(4,620,353)